                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 29, 2002


                               VIA NET.WORKS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                       0-29391                       84-1412512
 (State or Other Jurisdiction of  (Commission File Number)  (IRS Employer Identification Number)
         Incorporation)


                       12100 Sunset Hills Road, Suite 110
                             Reston, Virginia 20190

               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (703) 464-0300





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                               VIA NET.WORKS, INC.

Item 5.  Other Events.

         On March 28, 2002, VIA NET.WORKS, Inc. issued a press release announcing that (a) a conference call for its fourth quarter and full-year 2001 results will be held on April 4, 2002 and (b) the 2002 Annual Meeting of Shareholders has been scheduled for Tuesday, May 21, 2002. A copy of the press release is attached as Exhibit 99.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      Description.
      ------------

      (c) Exhibit.

         99 Press Release, dated March 28, 2002, announcing scheduling of financial results conference call and the 2002 Annual Meeting of Shareholders



                                       -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2002             VIA NET.WORKS, Inc.



                                 By: /s/ Matt S. Nydell
                                     --------------------------------------
                                         Matt S. Nydell

                                      Vice President, Secretary and General
                                      Counsel

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                                  EXHIBIT INDEX

99 Press Release, dated March 28, 2002, announcing scheduling of financial results conference call and the 2002 Annual Meeting of Shareholders